Company Overview October 30, 2019 1 ©2019 KALEIDO™

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the anticipated use of our existing cash resources, the duration for which our existing capital resources will fund our operations, the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates, the timing of initiation, completion and reporting of results of our clinical studies and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the planned Phase 2 clinical trial for KB195 for the treatment of UCD, including timeline for initiation, completion and reporting of results, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including our final prospectus for our initial public offering, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 2 ©2019 KALEIDO™

The 1st Company to Use a Chemistry-Driven Approach to Systematically DRIVE FUNCTIONAL OUTPUTS OF THE MICROBIOME ORGAN Leveraging Human-Centric Discovery and Development to Rapidly Translate the Promise of the Microbiome Into Solutions for Patients 3 ©2019 KALEIDO™

The Kaleido Opportunity Broad Pipeline Human-Centric Faster, More World-Class Proprietary with Large Discovery & Cost-Efficient Leadership Product Platform Market Development Model Team Opportunity Significant Computational Biology and Data Science Capabilities Enable Kaleido to Learn MORE, and Learn FASTER 4 ©2019 KALEIDO™

Built A World-Class Leadership Team

	Alison Lawton President & Chief Executive Officer	Former GM, Genzyme Biosurgery, COO Aura & OvaScience
	Kate Knobil, M.D. Chief Medical Officer, Head of R&D	Former CMO, GlaxoSmithKline
	Johan van Hylckama Vlieg, Ph.D. Chief Scientific Officer	Former VP for Microbiome & Human Health Innovation, Chr. Hansen
	Clare Fisher Chief Business Officer	Former Group VP, Global Head of Transactions & Business Development, Shire
	Jerald Korn, J.D. General Counsel & Corporate Secretary	Former Senior Vice President, Chief Legal and Administrative Officer, TESARO

	Mike Bonney Executive Chair	Former CEO, Cubist Pharmaceuticals

COMPANY BUILDING + THERAPEUTIC AREA BREADTH & TECHNOLOGY DEPTH + CLINICAL DEVELOPMENT & REGULATORY + MANUFACTURING

5 ©2019 KALEIDO™

Significant Progress During 2019 Raised $75 million in February IPO and began 5 clinical studies initiated evaluating 3 Microbiome trading on NASDAQ (KLDO) Metabolic Therapy (MMT™) candidates in 3 different patient populations, including: Bolstered our manufacturing capabilities, including completing tech transfer to large-scale – Phase 2 trial of KB195 in UCD enrolling and dosing patients manufacturing partner and manufacturing 4 metric – Results from UCD study presented at SSIEM in September tons of KB195 Ex vivo and clinical study data highlighting Strengthened leadership team with hyperammonemia and MDR pathogen programs and MMT appointments of CSO, CBO and new Board platform presented at EASL, SIMD, IDWeek and Keystone members; expanded Scientific Advisory Board meetings Further confirmation of regulatory support for Established I/O collaboration with Gustave Roussy, development pathway, including IND cleared and Europe’s largest cancer treatment center, to identify MMT 5 CTAs approved for KB195 candidates with potential to increase the number of patients who respond to checkpoint inhibitors Initiated research collaboration with Dr. Jeffery Gordon, Washington University School of Medicine, founder of the modern microbiome field, to explore the influence of MMTs on microbial and host physiology and metabolism 6 ©2019 KALEIDO™

The Microbiome Organ Has the Potential to Address a Broad Range of Diseases

The Microbiome is Implicated in Numerous Conditions


Indigenous Bacteria from Gut Microbiota Regulate Host Serotonin Biosynthesis
Gut Microbiota Regulate Motor Deficits and Neuroinflammation in a Model of Parkinson's Disease
Science
Anticancer immunotherapy by CTLA-4 blockade relies on the gut microbiota
The severity of NAFLD is associated with gut dysbiosis and shift in the metabolic function of the gut microbiota
Gut bacteria from multiple sclerosis patients modulate human T cells and exacerbate symptoms in mouse models
PNAS
Microbiota Modulate Behavioral and Physiological Abnormalities Associated with Neurodevelopment Disorders
PERSPECTIVE
nature
Human nutrition, the gut microbiome and the immune system
Science
Gut microbiome modulates response to anti-PD-1 immunotherapy in melanoma patients nature
ARTICLES
An obesity-associated gut microbiome with increased capacity for energy harvest



Metabolic Health
- NASH/NAFLD
- Chronic Kidney Disease
- Metabolic Syndrome

Nitrogen Metabolism
- Urea Cycle Disorders
- Hepatic Encephalopathy

Microbial Ecology
- MDR Pathogens
- GvHD

Immune Modulation
- Oncology
- IBD
- Primary Sclerosing Cholangitis

CNS
- Autism Spectrum
- Multiple Sclerosis
- Parkinson's Disease

Glycans Are Known to Drive Metabolic Shifts that Have an Impact on Host Physiology

We Have a Unique and More Evolved Approach FOCUS Functions Drive of the Existing Bacteria Microbiome Add Bacteria Subtract Bacteria Microbiome Metabolic Therapies, or MMTs (i.e. targeted glycans) “Bugs as drugs” (e.g. fecal microbiota transplants, Composition “Kill the bugs” bacterial therapy) of the (e.g. Antibiotics) Microbiome KNOWLEDGE OVER TIME Unique Chemistries that Can Drive the Functional Output of the Microbiome 8 ©2019 KALEIDO™

Our Microbiome Metabolic Therapies (MMTs) Enable Human-Centric Discovery and Development CHARACTERISTICS ADVANTAGES Drivers of gut metabolism, long history of Initial MMTs are targeted glycans safe human consumption Ability to advance rapidly into the clinic; Related to a class of compounds that is flexibility to develop as therapeutics, food Generally Recognized As Safe (GRAS) or medical food Potentially minimizes off-target Limited systemic exposure biological effects Highly soluble Can be orally administered Novel and proprietary Robust IP portfolio 9 ©2019 KALEIDO™

Human-Centric Discovery & Development Platform Human Data Drives Learning 1 and MMT 3 Optimization EX VIVO SCREENING RAPID IN HEALTHY ADVANCEMENT INTO MICROBIOME SAMPLES HUMAN CLINICAL 1 Healthy & Patients STUDIES Volunteers MMT DECISION POINT 2 • File IND or global equivalent and Proceed to Phase 2 or later EX VIVO TESTING • Pursue Non-Drug Development IN PATIENT MICROBIOME Pathway/Commercialization SAMPLES Data Collected at Every Stage to Leverage Computational Capability Note(s): 1. Our human clinical studies of our MMT candidates are conducted under regulations supporting research with food, evaluating safety, tolerability and potential markers of effect. For MMT candidates pursuing a drug 10 ©2019 KALEIDO™ development pathway, an IND or regulatory equivalent outside the U.S. will be filed; for those that we elect to continue on a non-drug development pathway, INDs or regulatory equivalent outside the U.S. will not be required.

Faster, More Cost-Efficient Model Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Kaleido’s Human- Centric Discovery Discovery Human Clinical Studies IND Start and Development1 1 Year 2 Years Phase 2/3 <3 Years Study of Traditional IND Start Pharmaceutical Discovery, Preclinical Phase 1 Phase 2 R&D2 ~5 Years ~1.5 Years or later 5-7 Years Kaleido IND1 Traditional IND Start Phase 2/3 Start Phase 1 ✓ Discovery (human ex vivo) ✓ Dose-response ✓ Discovery Data ✓ Abbreviated preclinical data ✓ Biomarkers may also ✓ Animal Data ✓ Scale for Phase 2/3 be a surrogate for ✓ Scale to Phase 1 efficacy ✓ Human clinical safety, tolerability Note(s): 1. To date with respect to KB195, which we have decided to develop as a drug candidate 11 ©2019 KALEIDO™ 2. DiMasi, Joseph, et. al: Innovation in the pharmaceutical industry: New estimates of R&D costs, Journal of Health Economics, 2016, 47, 20-23.

MMTs Work Through One or More Mechanisms of Action DECREASE ADVANTAGE or DISADVANTAGE Production of Metabolites Certain Species in the Microbiome Community INCREASE Production of Metabolites 12 ©2019 KALEIDO™

Broad Pipeline in Multiple Disease Areas Human Clinical Studies1 Mechanism of Ex Vivo Ex Vivo Healthy PROGRAM Target Action Screening Testing Volunteers Patients IND 2 Phase 13 Phase 2 Phase 3 Hyperammonemia: Urea Ammonia Cycle Disorders (KB195) Hyperammonemia: Hepatic Encephalopathy Ammonia (KB174 or KB195) Infections Caused MDR by Multi-Drug Resistant Pathogens Bacteria (KB109) Cardiometabolic and Liver TMA/Others Diseases Tumor Immuno-oncology Response Mechanism of Action Decrease Production of Metabolites Completed Advantage/Disadvantage Certain Species In Progress Note(s): 1. Our human clinical studies of our MMT candidates are conducted under regulations supporting research with food, evaluating safety, Increase Production of Metabolites Not Required tolerability and potential markers of effect in human subjects. 2. For MMT candidates pursuing a drug development pathway, an IND or regulatory equivalent outside the U.S. will be filed; for those that we elect to continue on a non-drug development pathway, INDs or regulatory equivalent outside the U.S. will not be required. 3. Based on feedback from the FDA and clearance of our IND for KB195 in UCD, we believe we may be able to advance other MMT candidates directly into Phase 2/3. 13 ©2019 KALEIDO™

The Hyperammonemia Opportunity


LIVER
Main Site of Ammonia Clearance
GUT
Ammonia
Production
BRAIN
Main Site of
Ammonia Toxicity

KB195
Urea Cycle Disorders (UCD)

- Inability to convert ammonia due to inborn urea cycle defects
- Orphan disease with ~3,000 patients in U.S.; ~4,500 in E.U.
- High unmet medical need despite available treatments
  - Reduce the Risk of Life-Threatening Crises

POTENTIAL CLINICAL ENDPOINTS:

- Fasting plasma ammonia and plasma ammonia 24-hour AUC

KB174 / KB195
Hepatic Encephalopathy (HE)

- Neuropsychiatric abnormalities in patients with liver dysfunction
- ~500,000 patients in U.S., ~800K in E.U.; many have not been diagnosed
- Two current approved treatments for Overt HE (OHE)
- High Unmet Medical Need
  - No current approved treatment for Minimal HE (MHE)
  - Reduce OHE episodes and infection risk
  - More tolerable therapy

POTENTIAL CLINICAL ENDPOINTS:

- Time to first breakthrough OHE episode

Sources: Batshaw, M. L., et. al. (2014). A longitudinal study of urea cycle disorders, Molecular Genetics and Metabolism, 113(0), 127-130; Montgomery, J. Y., & Bajaj, J. S. (2011). Advances in the Evaluation and Management of Minimal Hepatic Encephalopathy, Current Gastroenterology Reports, 13, 26-33; Company reports

14 ©2019 KALEIDO™

Ex Vivo Screening & Testing: KB195 Reduced Ammonia in Healthy & Patient Microbiomes

1

Ability to Screen Many MMTs

Across Our Compound Library for Ability to Reduce Ammonia



150
125
100
75
50
25
0
Ammonia Levels Normalized to Control
Compound
Control
KB195

KB195 Reduced Ammonia by 97%, Compared to Control (water)

2

KB195 in UCD Patients

Reduced Ammonia in All Microbiome Samples

Reduced Ammonia by > 50% in 10 Out of 12 Samples



0
-25
-50
-75
100
Ammonia Reduction Relative to Control (%)
Pt 1
Pt 2
Pt 3
Pt 4
Pt 5
Pt 6
Pt 7
Pt 8
Pt 9
Pt 10
Pt 11
Pt 12
Healthy Subject

15 ©2019 KALEIDO™

KB195 Clinical Studies Reduced Nitrogen Metabolism, a Biomarker of Ammonia Production Stable isotope tracer only metabolized by bacterial enzymes in the gut, which separate the urea and lactose portions. Bacterial urease then hydrolyzes urea to ammonia. In Two Clinical Studies: • KB195 was associated with a significant reduction in urinary excretion of 15N tracer in healthy subjects • 15N tracer data suggestive of KB195 activity in reducing nitrogen metabolism in patients with well-controlled UCD 16 ©2019 KALEIDO™

KB195 Clinical Studies

Generally Well Tolerated in Healthy Subjects & Patients with Well-Controlled UCD

Fewer Healthy Subjects Receiving KB195 Reported Diarrhea (BSS)



Negative control
KB195
Comparator glycan
1
1
3
1
1
4
3
1
6
4
4
10
18g/day
36g/day
54g/day
72g/day
Dosing Period

Randomized, controlled, double-blind study in healthy subjects on a high protein diet

Overall Tolerability of KB195 Was Good in Patients with Well-Controlled UCD



Overall tolerability scale ratings
1 = Unbearable
2 = Intolerable
3 = Fair (tolerable)
4 = Good
5 = Excellent
Day 17
Day 25
Overall Tolerability Rating
0
1
2
3
4
5
Patient 1
Patient 2
Patient 3
Patient 4
KB195 dose
72 g/d
42 g/d

Open-label, single-arm, clinical study in 4 patients with well-controlled UCD; KB195 added to standard of care

- No clinically significant safety signals observed and no serious treatment-emergent adverse events
- Generally well tolerated based on measures that included Gastrointestinal Tolerability Questionnaire (GITQ), Bristol Stool Scale (BSS) and overall tolerability scale

17
©2019 KALEIDO™

KB195 in UCD Clinical Program • Safety/tolerability of KB195 in 4 pts with well-controlled UCD Clinical study (completed) • Impact on ammonia measured by nitrogen metabolism in blood and urine UCD Phase 2 open label clinical trial Data expected mid-2020 • 18-24 patients inadequately controlled on standard of care • 8-week treatment period; dose escalated from 9g (BID) to 36g (BID) • Evaluating ammonia levels, including proportion of patients with 15 percent decrease in fasting plasma ammonia • Safety and tolerability 1H 2019 2H 1H 2020 2H 2021 18 ©2019 KALEIDO™

HE Program Advanced into Clinical Studies

2 KB195 in Microbiome Samples from Hepatically Impaired Patients

Reduced Ammonia in 18 of 19 Microbiome Samples
Outperformed Lactulose in Reducing Ammonia Levels in 14 of 19 Samples



Ammonia Reduction Relative to Control (%)
25
0
-25
-50
-75
-100
Lactulose
KB195
Pt 1
Pt 2
Pt 3
Pt 4
Pt 5
Pt 6
Pt 7
Pt 8
Pt 9
Pt 10
Pt 11
Pt 12
Pt 13
Pt 14
Pt 15
Pt 16
Pt 17
Pt 18
Pt 19
Healthy Subject

3 Initiated two clinical studies of KB174 **with data expected in Q4'19**

KB174 chosen as lead based on ability to reduce ammonia and potential impact on infection rates

Clinical study in patients with cirrhosis

- Evaluate KB174 compared to a negative control, in adult patients with well-compensated cirrhosis, including:
  - Nitrogen metabolism
  - Safety and tolerability

Clinical study in healthy volunteers to explore dosing

- Assess various dosing levels of KB174 in healthy subjects evaluating:
  - Nitrogen metabolism
  - Safety and tolerability

19 ©2019 KALEIDO™

Lead Programs in Hyperammonemia Demonstrate the Power of Our Proprietary Product Platform

Hyperammonemia

Pathologies that Result in an Excess of Ammonia in the Blood



Decrease Production of Ammonia

Significant Unmet Medical Need

- Urea Cycle Disorders (UCD)
- Hepatic Encephalopathy (HE)

REGULATORY AGENCY FEEDBACK ON UCD

- IND cleared in U.S.; KB195 is novel and unique
- CTAs approved in UK, Belgium, Germany, Switzerland & Mexico

CLINICAL

- First clinical study in UCD patients
  - No clinically significant safety signals & generally well tolerated
  - KB195 associated with a general ↓ in urinary ^{15}N excretion, suggestive of KB195 activity in reducing nitrogen metabolism
- Healthy Volunteer Clinical Study
  - Lowered net ammonia production[1]
  - Observed ammonia reductions across heterogeneous microbiomes
- Clinical data support ex vivo testing results of reduced ammonia in patient microbiome samples

SPEED & COST EFFICIENCY VALIDATED

- Two MMTs advancing in two diseases resulting in hyperammonemia
- Phase 2 clinical trial initiation ~24 months after first ex vivo screening

VALIDATED MODEL APPLICABLE ACROSS PIPELINE

Note(s): 1. As evidenced by lowered urinary ^{15}N excretion in the non-IND clinical study of KB195 in healthy subjects

20 ©2019 KALEIDO™

The Microbiome and the Immune System are Closely Linked; Many Immune-mediated Diseases Share Common Biology Healthy microbiome Genes, environment, therapeutic/ antibiotic treatment GOAL: GOAL: Increase immune response Reduce immune response (e.g., immuno-oncology) (e.g., MDR pathogens program) Decreased Loss of beneficial Pathobiont diversity microbes expansion Decreased/exhausted Overactive/inappropriate immune response immune response MMT intervention MMT intervention Immune cell ‘boost’ Immune cell modulation Increased immune cell activation & improved disease outcomes Decreased inflammation & 21 ©2019 KALEIDO™ improved disease outcomes

KB109 in Multi-Drug Resistant Pathogens, a Growing Public Health Threat

1 Ex Vivo Screening

Our MMTs Observed to Reduce Pathogens



CRE
VRE
% Pathogen
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0
45
Hours
Pathogen
E.coli
K.pneumoniae
VRE

2 Ex Vivo Testing

KB109 Observed to Reduce Pathogens by a Median of 45% Relative to Control in 10 of 13 Samples



Pathogen Reduction Relative to Control (%)
0
-25
-50
-75
Pt 1
Pt 2
Pt 3
Pt 4
Pt 5
Pt 6
Pt 7
Pt 8
Pt 9
Pt 10
Pt 11
Pt 12
Pt 13
Healthy
Microbiome Samples from 13 ICU Patients

3

- Initiated clinical study of KB109 in patients colonized with multi-drug resistant pathogens (data expected in mid-2020)
  - Up to 64 patients evaluating decolonization, safety and tolerability
- Data will support MDR pathogens program and also inform inflammation / autoimmune discovery efforts

22 ©2019 KALEIDO™

Collaborating with Gustave Roussy, Pioneer in Immunotherapy and Research in Microbiome and Cancer • Gustave Roussy is a leading center for Gustave Roussy Utilizes Advanced Preclinical Model with Human Microbiomes of Responder (R) and Non-Responder (NR) Patients immunotherapy in Europe – Pioneer in understanding relationship between the microbiome and cancer • Collaboration aimed at improving cancer immunotherapy efficacy by increasing the number of patients who respond to checkpoint inhibitors – Kaleido will analyze intestinal microbiome samples from Microbiome dictates a-PD-1 outcome checkpoint inhibitor non-responder patients and identify MMTs that drive changes in microbial communities associated with favorable response to treatment – Gustave Roussy researchers will use their advanced preclinical models to identify MMTs that stimulate the targeted therapeutic responses • Insights from collaboration expected in Q4 2020 Adapted from: Routy, et. al. Gut microbiome influences efficacy of PD-1–based immunotherapy against epithelial tumors, Science, January 2018; Gopalakrishnan et. al. Gut microbiome modulates 23 ©2019 KALEIDO™ response to anti–PD-1 immunotherapy in melanoma patients, Science, January 2018.

MMT Program for Reduction of TMA in Cardiometabolic and Liver Diseases Our top MMTs reduced TMA by >90% • Two lead MMTs identified in ex vivo testing 1 in Ex Vivo Screening 2 • Mechanistic work ongoing to evaluate Compared To Control several MMTs through validated preclinical models Control • Will be prepared to initiate clinical study 3 supporting TMA program pending results from mechanistic work by YE 2020 24 ©2019 KALEIDO™

Manufacturing is a Core Strategic Advantage Proprietary Methods Standard Small Molecule Unit Operations Scalable and Transferable Internal Manufacturing 3rd Party Manufacturers Production for ex vivo, toxicology, Large scale production for clinical trials and future and human clinical studies commercial supply (Thermo Fisher Scientific) Efficient and scalable process Internal capability to manufacture 12 MMTs per year; potential to double by early 2020 Completed tech transfer to Thermo Fisher in ~6 months, scaled to 1,000 kg with capability to increase by >40X 4 metric tons of KB195 manufactured for Phase 2 trial and toxicology 25 ©2019 KALEIDO™

Robust Global IP Portfolio 9 U.S. Patents + 2 EPO Patents: • Glycan pharmaceutical compositions (Europe) • Methods to reduce ammonia (U.S.) • Methods to treat pathogen colonization (U.S.) • Methods to treat diarrhea (U.S.) • Methods to treat dysbiosis (U.S.) • Catalyst compositions (U.S. and Europe) 100+ Non-Provisional Applications Pending, Worldwide in 20+ Regions/Countries • Glycan compositions • Methods to treat immune imbalances (e.g. cancer) • Methods to modulate short chain fatty acids • Methods of making glycans Continued IP Expansion by Filing Patent Applications Directed to Pharmaceutical Compositions, Methods of Treatment and Methods of Manufacture 26 ©2019 KALEIDO™

Important Upcoming Catalysts Q4 2019 2020 • Data from clinical studies of • Data from Phase 2 clinical trial of KB195 in patients with UCD KB174 in patients with well- (mid-year) compensated cirrhosis and in healthy subjects • Data from clinical study of KB109 in patients colonized with multi- drug resistant pathogens (mid-year) • Finalize development plan and trial design for HE program; be prepared to initiate clinical study in patients (H2) • Ready to initiate first clinical study supporting TMA program, pending results from ongoing mechanistic work (Q4) • Insights from immuno-oncology collaboration with Gustave Roussy (Q4) 27 ©2019 KALEIDO™

The Kaleido Opportunity PLATFORM HUMAN-CENTRIC MODEL PIPELINE TEAM Multiple indications Extensive Enables rapid and MOAs targeting experience, including Expanding number advancement of unmet patient needs company building, Demonstrated of proprietary MMTs, broad portfolio of in significant product development speed and cost IP, computational MMTs by learning markets; human and manufacturing efficiency to the clinic capabilities more and faster from clinical studies across many human data completed and technologies and ongoing therapeutic areas 28 ©2019 KALEIDO™

29 ©2019 KALEIDO™